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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 18, 2002

QAD INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22823 (Commission File Number)	77-0105228 (IRS Employer Identification No.)

6450 Via Real, Carpinteria, California (Address of principal executive offices)	93013 (Zip code)

Registrant's telephone number, including area code    (805) 684-6614

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into the filings made by QAD Inc. (the "Company") with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

  (c)
  Exhibits.

    99.1    Press release dated November 18, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

        The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act.

        On November 18, 2002, QAD Inc. issued a press release with respect to anticipated 2003 fiscal third quarter results in comparison to previously reported financial guidance.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD INC. (Registrant)

Date: November 19, 2002	By	/s/ KATHLEEN M. FISHER Kathleen M. Fisher Chief Financial Officer (on behalf of the registrant and as Principal Financial Officer)

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FORM 8-K
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
Signatures